SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No. _____)

Check the appropriate box:

|_|      Preliminary Information Statement
|_| Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)(2))
|X|      Definitive Information Statement


                         LUCAS EDUCATIONAL SYSTEMS, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)      Title of each class of securities to which transaction applies:


(2)      Aggregate number of securities to which transaction apply:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


(4)      Proposed maximum aggregate value of transaction: $

(5)      Total fee paid:

|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, schedule or registration statement no.:

(3)      Filing party:

(4)      Date filed:




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                        LUCAS EDUCATIONAL SYSTEMS, INC.

                 Flat K, 12/F., International Industrial Centre,
                 2-8 Kwei Tei St. Fo Tan Shatin N.T. Hong Kong.

                              INFORMATION STATEMENT

                                December 24, 2002



         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

General

         This  Information  Statement  is  first  being  furnished  on or  about
December 24, 2002 to shareholders of record as of the close of business on November 25, 2002 (the "Record Date") of the common stock, $0.001 par value per share (the "Common Stock") of Lucas Educational Systems, Inc. ("Lucas" or the "Company") in connection with the following (the "Action"):

         Amendment of the Certificate of Incorporation, as amended, changing the name of the Company to Fantatech, Inc.

         The Board of Directors has approved, and a majority of the shareholders (the "Consenting Shareholders") representing not less than 21,563,861 shares or 53.7% of the 40,192,063 shares outstanding of the Common Stock as of the Record Date have consented in writing to the Action. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Delaware General Corporate Law and Lucas's By-Laws to approve the Action. Accordingly, the Action will not be submitted to the other shareholders of Lucas for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including Regulation 14C.

         Lucas will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. Lucas will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Lucas's Common Stock.

         FOR ADDITIONAL INFORMATION ABOUT LUCAS, REFERENCE IS MADE TO LUCAS'S QUARTERLY REPORT ON FORM 10-QSB.

The  principal   executive  office  of  Lucas  is  located  at  Flat  K,  12/F.,
International Industrial Centre, 2-8 Kwei Tei St. Fo Tan Shatin N.T. Hong Kong.



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                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

         The Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to the Certificate of Incorporation, as amended, of Lucas (the "Name Amendment") to change the name of the Company from "Lucas Educational Systems, Inc." to "Fantatech, Inc." The text of the Name Amendment is attached as Appendix A and is incorporated herein by reference.

         In the judgment of the Board of Directors, the change of Lucas's corporate name is desirable in view of the acquisition by Lucas pursuant to the Share Exchange Agreement dated as of November 26, 2002 (the "Agreement") by and among the Company, and Halter Capital Corporation, a Texas corporation and Kevin Halter, on the one hand; and Fang Dehou, Li Ming and Liu Lingxiao, on the other hand. Pursuant to the Agreement, on November 5, 2002, the Company acquired from the shareholders of Intsys all of the shares of Intsys (the "Acquisition") and Intsys became a wholly owned subsidiary of the Company. . Intsys owns 65.4% of Shenzhen Digitainment Co., Ltd. ("SDCL"). SDCL is headquartered in China and is engaged in the development of entertainment and amusement products, 4D cylindrical screen systems, digital video, intelligent weak or low current engineering, theme sites projects and the exploitation, design and production of computer systems integration projects. Accordingly, the directors of the Company believe that the Name Amendment will result in the Company having a name that more accurately reflects its business and the focus of its operations.

         The Name Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of the State of Delaware, which will occur on or about January 31, 2003. Under federal securities, laws, Lucas cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Persons Entitled to Notice

         The Record Date for the determination of the shareholders entitled to notice of and to consent to the Action has been fixed as of the close of business on November 25, 2002. As of November 25, 2002, there were outstanding 40,192,063 shares of Common Stock. The Action has been duly approved by the Consenting Shareholders holding a majority of the outstanding Common Stock. Approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

         The Delaware General Corporate Law does not provide for dissenters' rights in connection with the adoption of the Action.




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         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of November 25, 2002, the stock ownership of all persons known to own beneficially five percent or more of the Company's voting stock and all directors and officers of the Company, individually and as a group. Each person has sole voting and investment power over the shares indicated, except as noted. Unless otherwise stated in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within sixty days through the exercise of any option or warrant or through the conversion of any security. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrant, but are not deemed outstanding for purposes of computing the percentage of any other person. The address of those individuals for which an address is not otherwise indicated is Flat K, 12/F., International Industrial Centre, 2-8 Kwei Tei St. Fo Tan Shatin N.T. Hong Kong.


                                                  Total Number        Percentage
         Name/Title                                of Shares          Ownership*

Jinquiang Zhang, Chairman                           3,359,206              8.36%
Guangwei Liang, Vice Chairman, CEO                  2,787,100              6.93%
Fungming Pang, CFO                                       --             --
Jianguo Cheng, Secretary                                 --             --
Ming Li, COO, Director                                 53,226              0.13%
Liechong Li, Director                               2,597,948              6.46%
Xinan Hu, Director                                  1,854,042              4.61%
All Directors and Executive Officers                8,738,254             21.70%
(5 persons)

---------------------
*Percentage ownership is based on 40,192,062 shares outstanding


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Guangwei Liang
                                              -----------------
                                              Name:  Guangwei Liang
                                              Title:  Chief Executive Officer

--------------------------------------------------------------------------------

                                   FORM 10-QSB

--------------------------------------------------------------------------------
         A COPY OF LUCAS'S FORM 10-QSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO LUCAS EDUCATIONAL SYSTEMS, INC., FLAT K, 12/F., INTERNATIONAL INDUSTRIAL CENTRE, 2-8 KWEI TEI ST. FO TAN SHATIN N.T. HONG KONG.



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                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         LUCAS EDUCATIONAL SYSTEMS, INC.
                             a Delaware Corporation

         The undersigned certify that:

         1.  They  are  the  Chief   Executive   Officer   and  the   Secretary,
respectively, of Lucas Educational Systems, Inc.

         2. Article I of the Certificate of Incorporation of this corporation is amended to read as follows:

         "The name of this corporation shall be:  Fantatech, Inc."


         3. The foregoing amendments of Certificate of Incorporation has been duly approved by the board of directors and a majority of the shareholders of this corporation.

         We further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in this certificate are true and correct of our own knowledge.


         DATE: _______________, 2002


                                                  /s/ Guangwei Liang
                                                  ------------------------------
                                                  Name: Guangwei Liang
                                                  Title: Chief Executive Officer

                                                  /s/ Jianguo Cheng
                                                  ------------------------------
                                                  Name:  Jianguo Cheng
                                                  Title:  Secretary